UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 18, 2005

Hanmi Financial Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30421 (Commission File Number)	95-4788120 (IRS Employer Identification No.)

3660 Wilshire Boulevard Los Angeles California (Address of Principal Executive Offices)	90010 (Zip Code)

Registrant’s telephone number, including area code: (213) 382-2200

Not applicable

(Former name of former address, if changed since last report)

Check the appreciate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.

     On March 18, 2005, beginning at 10:40 a.m. PDT, Mr. Michael Winiarski, our Chief Financial Officer, and Dr. Sung Won Sohn, Chief Executive Officer, will make a presentation to investors about Hanmi Financial Corp.’s business at the Cohen Brothers & Company First Annual Investors Conference at the Mandarin Oriental, New York. A copy of the slide presentation to be used is attached hereto as Exhibit 99.1. The information contained in this report and the attached exhibit is “furnished” but not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. A copy of the slide presentation will also be available on our website at www.hanmibank.com.

Item 9.01

(c)	Exhibits

99.1 Hanmi Financial Corporation Presentation at Cohen Brothers & Company First Annual Investors Conference

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2005	Hanmi Financial Corporation

By:	/s/ SUNG WON SOHN
Sung Won Sohn
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Presentation Slides on Hanmi Financial Corporation for Cohen Brothers & Company First Annual Investors Conference

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